UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934
(Amendment No.     )

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TRI-VALLEY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 3, 2011
____________________________

To the Stockholders of Tri-Valley Corporation:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of Tri-Valley Corporation on June 3, 2011 at 10:00 a.m., Pacific Time. The Annual Meeting will be held at The Four Points Sheraton, 5101 California Avenue, Bakersfield, California 93309, for the following purposes, as more fully described in the accompanying proxy statement:

1.       To elect five individuals to serve as members of our Board of Directors until the next annual meeting of stockholders;

2.       To approve the 2011 Omnibus Long-Term Incentive Plan;

3.       To ratify the selection of Brown Armstrong Accountancy Corporation as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

4.       To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that you vote in favor of the foregoing items of business, which are more fully described in the proxy statement accompanying this notice.

Only our stockholders of record at the close of business on April 29, 2011, are entitled to notice of and to vote at the Annual Meeting.

All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, there are three ways to vote your shares by proxy: call the toll-free number listed on the accompanying proxy card; visit the Internet site address listed on the accompanying proxy card; or complete, sign and date the proxy card and return it in the envelope provided. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.

By Order of the Board of Directors

/s/ G. Thomas Gamble

G. Thomas Gamble
Chairman of the Board of Directors

Bakersfield, California
May 3, 2011

________________________________

PROXY STATEMENT
________________________________

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of our Board of Directors for use at the 2011 Annual Meeting of Stockholders, which we refer to as the “Annual Meeting,” to be held on June 3, 2011 at 10:00 a.m., Pacific time, at The Four Points Sheraton, 5101 California Avenue, Bakersfield, California 93309, at which time stockholders of record as of April 29, 2011 will be entitled to vote. On April 29, 2011, we had 67,650,054 shares of common stock outstanding.

We intend to mail this proxy statement, the accompanying proxy card and the Annual Report on Form 10-K for the fiscal year ending December 31, 2010, on or about May 5, 2011, to all stockholders entitled to vote at the Annual Meeting. These materials and directions to attend the Annual Meeting, where you may vote in person, are available on the internet at www.proxyvote.com. Our principal executive offices are located at 4550 California Ave., Suite 600, Bakersfield, California 93309.

Annual Meeting Admission

You are entitled to attend the Annual Meeting only if you were a holder of our common stock as of the close of business on April 29, 2011, or otherwise hold a valid proxy for the Annual Meeting. Admission to the Annual Meeting will be on a first-come, first-served basis. You should be prepared to present a form of government-issued photo identification for admittance. If you are not a stockholder of record but hold shares through a broker, bank, trustee or nominee (i.e., in “street name”), you should provide proof of beneficial ownership as of April 29, 2011, such as your most recent account statement prior to that date, a copy of the voting instruction card provided by your broker, bank, trustee or nominee, a letter from your nominee, or similar evidence of ownership.

If you do not provide proper photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Voting

The shares of common stock constitute our only outstanding class of voting securities. Each stockholder of record is entitled to one vote for each share of common stock held as of April 29, 2011, on each matter to be voted on at the Annual Meeting.

Quorum

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares entitled to vote at the Annual Meeting, present in person or represented by proxy. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present.  If the persons present or represented by proxy at the Annual Meeting constitute the holders of less than a majority of the outstanding shares of common stock as of the record date, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Abstentions

When an eligible voter attends the meeting but decides not to vote, his or her decision not to vote is called an “abstention.” Properly executed proxy cards that are marked “abstain” or “withhold authority” on any proposal will be treated as abstentions for that proposal. We will treat abstentions as follows:

●
abstention shares will be treated as not voting for purposes of determining the outcome on any proposal for which the minimum vote required for approval of the proposal is a plurality (or a majority or some other percentage) of the votes actually cast, and thus will have no effect on the outcome; and

●
abstention shares will have the same effect as votes against a proposal if the minimum vote required for approval of the proposal is a majority (or some other percentage) of (i) the shares present and entitled to vote, or (ii) all shares outstanding and entitled to vote.

Broker Non-Votes

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker does not receive voting instructions from the beneficial owner, and (ii) the broker lacks discretionary authority to vote the shares. We will treat broker non-votes as follows:

●
broker non-votes will not be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote (even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters). Thus, a broker non-vote will not affect the outcome of the voting on a proposal the passage of which requires the affirmative vote of a plurality (or a majority or some other percentage) of (i) the votes cast or (ii) the voting power present and entitled to vote on that proposal; and

●
broker non-votes will have the same effect as a vote against a proposal the passage of which requires an affirmative vote of the holders of a majority (or some other percentage) of the outstanding shares entitled to vote on such proposal.

The inspector of elections appointed for the Annual Meeting will determine whether a quorum is present, and will tabulate affirmative and negative votes, abstentions and broker non-votes.

Vote Required

Proposal One: Directors are elected by the affirmative vote of a plurality of votes cast at the Annual Meeting.  Plurality means that the individuals who receive the largest number of votes cast are elected as directors, up to the maximum number of directors to be chosen at the meeting. Therefore, broker non-votes and abstentions or votes that are withheld will have no effect on the election of directors.

Proposal Two:  The proposal to approve the 2011 Omnibus Long-Term Incentive Plan requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting.  Therefore, abstentions are counted as votes against this proposal.  Broker non-votes will not be treated as shares present and entitled to vote, and therefore broker non-votes will have no effect on the outcome of this proposal.

Proposal Three: The proposal to ratify the selection of Brown Armstrong Accountancy Corporation as our independent registered public accounting firm for the fiscal year ending December 31, 2011, requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Therefore, abstentions are counted as votes against this proposal.  Because the ratification of the independent registered public accounting firm is a discretionary matter, broker non-votes will not result for this proposal.

Shares of common stock represented by a properly executed proxy received in time for the Annual Meeting will be voted as specified therein, unless the proxy previously has been revoked. Unless otherwise specified in the proxy, the persons named therein will vote “for” each of the proposals set forth in this proxy statement. As to any other business properly submitted to stockholders at the Annual Meeting, the persons named in the proxy will vote as recommended by our Board of Directors or, if no recommendation is given, in their discretion.

How to Vote

As explained in the detailed instructions on the accompanying proxy card, there are four ways you may vote.  You may:

1.	Sign, date and return the enclosed proxy card in the enclosed postage-paid envelope;

2.	Vote via the Internet by following the voting instructions on the proxy card or the voting instructions provided by your broker, bank or other holder of record;

3.	Vote by telephone by following the voting instructions on the proxy card or the instructions provided by your broker, bank or other holder of record; or

4.
Vote in person by attending the Annual Meeting.  Written ballots will be distributed to stockholders who wish to vote in person at the Annual Meeting.  If you hold your shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting.

Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed proxy and return it in the enclosed self-addressed, prepaid envelope.  All valid proxies received prior to the Annual Meeting will be voted.  If you specify a choice with respect to any item by marking the appropriate box on the proxy, your shares will be voted in accordance with that specification.  IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED (I) FOR OUR FIVE NOMINEES FOR DIRECTOR; (II) FOR THE 2011 OMNIBUS LONG-TERM INCENTIVE PLAN; (III) FOR THE RATIFICATION OF THE SELECTION OF BROWN ARMSTRONG ACCOUNTANCY CORPORATION AS THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011; AND (IV) IN THE PROXY HOLDERS' DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

If you have any questions or require any assistance in executing your proxy, please call:

The Proxy Advisory Group, LLC
18 East 41st Street, Suite 2000
New York, New York 10017-6219
Stockholders Call Toll-Free: (888) 337-7699

Revoking a Proxy

Any stockholder of record may revoke or change his, her or its proxy instructions at any time prior to the vote at the Annual Meeting by:

●	submitting a properly executed, subsequently dated proxy card that will revoke all prior proxy cards;

●	instructing us by telephone or via the Internet as to how you would like your shares voted (instructions are on the proxy card);

●	attending the Annual Meeting and withdrawing his, her or its proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or

●
delivering written notice of revocation either to Tri-Valley Corporation c/o The Proxy Advisory Group, LLC, 18 East 41st Street, Suite 2000 New York, New York 10017-6219, or the Corporate Secretary of Tri-Valley Corporation.

Cost and Method of Solicitation

We have retained The Proxy Advisory Group, LLC to conduct the solicitation of proxies, for which The Proxy Advisory Group is to receive a fee not to exceed $14,500.  Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person.  It is anticipated that The Proxy Advisory Group will employ up to five persons to solicit proxies from our stockholders for the Annual Meeting.

Proxies may also be solicited by us.  No additional compensation will be paid to directors, officers or other regular employees for such services.  We will bear the entire cost of proxy solicitation, including costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional material furnished to stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others, to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, electronic mail or personal solicitation by our directors, officers or other regular employees.

Stockholders Sharing the Same Last Name and Address

In accordance with notices we sent to certain stockholders, we are sending only one copy of our annual report and proxy statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a householded mailing this year and you would like to have additional copies of our annual report and/or proxy statement mailed to you or you would like to opt out of this practice for future mailings, please submit your request to Secretary, Tri-Valley Corporation, 4550 California Ave., Suite 600, Bakersfield, California 93309.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to us regarding the ownership of our common stock as of April 8, 2011, by: (i) each stockholder known to us to be a beneficial owner of more than 5% of our voting capital stock; (ii) each director; (iii) each named executive officer; and (iv) all current directors and officers as a group.

Name and Address (1)	Number of Shares Beneficially Owned (2)	Percentage of Outstanding Shares (3)
5% Beneficial Owners
G. Thomas Gamble (4)	3,016,650	5.23%
Directors and Named Executive Officers
G. Thomas Gamble (4)	3,016,650	5.23%
Paul W. Bateman (5)	115,000	*
Henry Lowenstein, Ph.D. (6)	116,000	*
Loren J. Miller	254,236	*
James S. Mayer (7)	72,000	*
Edward M. Gabriel (8)	134,000	*
Maston N. Cunningham (9)	175,000	*
John E. Durbin (10)	95,000	*
Michael P. Stark (11)	61,500	*
James C. Kromer (12)	115,000	*
Joseph R. Kandle (13)	565,000	*
F. Lynn Blystone (14)	1,105,453	1.90%
James G. Bush (15)	50,000	*
All directors and officers as a group (9 persons) (16)	4,083,386	7.01%
____________

*	Represents beneficial ownership of less than 1%

(1)	Unless otherwise indicated, the business address of each holder is: c/o Tri-Valley Corporation, 4550 California Ave., Suite 600, Bakersfield, California 93309.

(2)
The number of shares of common stock beneficially owned includes any shares issuable pursuant to stock options and/or warrants that are currently exercisable or may be exercised within 60 days after April 8, 2011. Shares issuable pursuant to such options and/or warrants are deemed outstanding for computing the ownership percentage of the person holding such options and/or warrants but are not deemed to be outstanding for computing the ownership percentage of any other person.

(3)	Applicable percentages are based on 57,558,207 shares outstanding on April 8, 2011, plus the number of shares such stockholder can acquire within 60 days after April 8, 2011.

(4)
Includes 80,000 shares of common stock subject to options exercisable within 60 days after April 8, 2011.  In addition to beneficially owning an aggregate of 3,016,650 shares of common stock, Mr. Gamble also owns 355,000 shares, or 81%, of the 438,500 shares of Series A Preferred Stock issued and outstanding.  The Series A Preferred Stock is a non-voting security.

(5)	Includes 100,000 shares of common stock subject to options exercisable within 60 days after April 8, 2011.

(6)	Includes 100,000 shares of common stock subject to options exercisable within 60 days after April 8, 2011.

(7)
Includes 60,000 shares of common stock subject to options exercisable within 60 days after April 8, 2011.  Mr. Mayer, who currently serves as a director, will continue to serve on our Board of Directors until the Annual Meeting on June 3, 2011, at which time his term will expire and he will resign from the Board of Directors.

(8)	Includes 100,000 shares of common stock subject to options exercisable within 60 days after April 8, 2011.

(9)	Includes 125,000 shares of common stock subject to options exercisable within 60 days after April 8, 2011. Mr. Cunningham became President and Chief Executive Officer of the Company on March 5, 2010.

(10)	Includes 55,000 shares of common stock subject to options exercisable within 60 days after April 8, 2011.

(11)	Includes 37,500 shares of common stock subject to options exercisable within 60 days after April 8, 2011.

(12)	Includes 75,000 shares of common stock subject to options exercisable within 60 days after April 8, 2011.

(13)	Includes 435,000 shares of common stock subject to a warrant that is exercisable immediately. Mr. Kandle retired from the Company on April 1, 2011.

(14)	Includes 700,000 shares of common stock subject to a warrant that is exercisable immediately. Mr. Blystone retired from the Company on March 5, 2010.

(15)	Consists of shares of common stock subject to a warrant that is exercisable immediately. Mr. Bush left the Company effective as of January 4, 2011.

(16)
Includes 672,500 shares of common stock subject to options exercisable within 60 days after April 8, 2011.  Does not include shares beneficially owned by (i) Mr. Mayer, whose term as a director will expire at the 2011 Annual Meeting, and (ii) Messrs. Kandle, Blystone or Bush, none of whom remain employed at the Company.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Board of Directors currently consists of six directors. Each director is elected to serve until the expiration of his term, or until his successor is duly elected and qualified.  Therefore, the nominees for election at the Annual Meeting will serve, if elected, until the annual meeting of stockholders to be held in 2012.

The nominees for election as directors at the Annual Meeting are G. Thomas Gamble, Henry Lowenstein, Ph.D., Loren J. Miller, Edward M. Gabriel, and Paul W. Bateman.  James S. Mayer, who currently serves as a director, will continue to serve on our Board of Directors until the Annual Meeting on June 3, 2011, at which time his term will expire.  Effective as of the date of the Annual Meeting, the number of authorized directors will be reduced to five.

Each of the nominees has indicated a willingness to continue to serve on our Board of Directors if elected. However, in the event any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for an additional nominee who shall be designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders intend to vote all proxies received by them in favor of the nominees listed above.

Vote Required and Recommendation of the Board of Directors

The five candidates receiving the highest number of affirmative votes of shares entitled to vote at the Annual Meeting will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE.

Information With Respect to Nominees

		Year First Became
		Director or	Position With
Name of Director	Age	Executive Officer	The Company

G. Thomas Gamble (1)(2)(4)	50	2006	Director (Chairman)
Henry Lowenstein, Ph.D. (2)(3)	57	2005	Director
Loren J. Miller, CPA (1)(4)	65	1992	Director
Edward M. Gabriel (3)	61	2007	Director
Paul W. Bateman (1)	54	2007	Director
___________

(1)- Member of Audit Committee
(2)- Member of Compensation Committee
(3)- Member of Nominating and Corporate Governance Committee
(4)- Member of Finance Committee

Set forth below are descriptions of the backgrounds of each nominee and their principal occupations for at least the past five years and their public-company directorships, if any, as of the record date as well as those held during the past five years. With respect to each nominee, we have also provided in their biographical information below the experience and qualifications that led to the conclusion that they should serve as a director in light of our business and structure.

G. Thomas Gamble, Chairman of the Board of Directors of Tri-Valley Corporation, is a significant investor in both Tri-Valley Corporation and TVC OPUS 1 Drilling Program, L.P.  Mr. Gamble is a significant businessman with active investments beyond Tri-Valley Corporation in agriculture and educational services.  He is the managing member of Gamble Family Vineyards, LLC, and serves as a director of privately-held Boston Reed College, Inc.  He has successfully participated in the creation, operation, and disposition of several businesses.  His various businesses have received recognition from both the California State Senate and the U.S. House of Representatives, including “Business of the Year” in 2005.   Mr. Gamble graduated from the University of California, Los Angeles, and is an independent member of our Board of Directors.  He succeeded Mr. F. Lynn Blystone as Chairman of the Board of Directors, following Mr. Blystone’s retirement from all company positions on March 5, 2010.

As reflected in the biographical information summarized above, Mr. Gamble has extensive business, managerial, executive and leadership experience, having successfully participated in the creation, operation, and disposition of several businesses.  For these reasons, we believe that Mr. Gamble has the requisite set of skills and experience to serve as a valuable member of our Board of Directors and its committees on which he serves.

Henry Lowenstein, Ph.D., has been Professor of Management at the E. Craig Wall Sr. College of Business Administration, Coastal Carolina University, Conway, South Carolina, since 2007, and from 2007 to 2009 was Dean of the College. Prior to joining the Coastal Carolina University, he was Dean of Business and Public Administration at California State University, Bakersfield, from 2000 to 2007. Dr. Lowenstein has a broad background in management within business, academic, government, and public service organizations. He has served as an experienced reviewer, consultant, and on a number of committees for AACSB International, the top accreditation agency for business schools worldwide. Previous academic positions include universities in Illinois, Virginia, and West Virginia.  Locally, he is Chairman of the Board of the Ocean View Memorial Foundation of Myrtle Beach, South Carolina and provides economic & policy research for the Executive Committee of the Myrtle Beach Regional Economic Development Corp. Dr. Lowenstein has published in the fields of human resource management, public policy, and transportation. During his business career, he was a corporate officer for Kemper Group-Insurance and Financial Services, Dominion Bankshares Corporation, and Americana Furniture, Inc. He previously served as a management analyst for the Executive Office of the President of the United States, Office of Management and Budget, during the Gerald R. Ford Administration. Dr. Lowenstein received his Ph.D. in Labor and Industrial Relations from the University of Illinois; an M.B.A. from George Washington University; and a Bachelor of Science in Business Administration from Virginia Commonwealth University. Dr. Lowenstein is an independent member of our Board of Directors.  He is chairman of both the Compensation Committee and the Nominating and Corporate Governance Committee.

As reflected in the biographical information summarized above, Dr. Lowenstein has an extensive background in management within business, academic, government, and public service organizations, making him well-suited to serve as a valuable member of our Board of Directors and its committees on which he serves.

Loren J. Miller, CPA, served as Treasurer of the Jankovich Company from 2001 until his retirement in 2008.  Prior to Treasurer, he served in other positions at Jankovich from 1994 to 2001.  He served successively as Vice President & Chief Financial Officer of Hershey Oil Corporation from 1987 to 1990 and Mock Resources from 1991 to 1992.  He was Senior Financial Vice President & General Manager of Tosco Production Finance Corporation from 1975 to 1986 and was a Senior Auditor for the accounting firm of Touche Ross & Company from 1968 to 1973.  Mr. Miller is a member of Financial Executive International, the nation’s leading senior financial executive organization and is a Past President of the Los Angeles Chapter.  He is experienced in exploration, production, product trading, refining, and distribution, as well as, corporate finance.  He holds a Bachelor of Science in Accounting and an M.B.A. in Finance from the University of Southern California.  Mr. Miller is an independent member of our Board of Directors.

As reflected in the biographical information summarized above, Mr. Miller has extensive accounting and financial management experience generally and in the oil and gas business particularly, having served in various senior finance positions, including as Chief Financial Officer for Hershey Oil Corporation.  For these reasons, we believe that Mr. Miller has the requisite set of skills and experience to continue to serve as a valuable member of our Board of Directors and its committees on which he serves.

Edward M. Gabriel is the former U.S. Ambassador to the Kingdom of Morocco, and, since 2002, President and Chief Executive Officer of a Washington, D.C.-based strategic business counseling company, The Gabriel Company, LLC.  Ambassador Gabriel brings a diverse background in a variety of petroleum and other energy sources. Ambassador Gabriel’s experience is both domestic and international, with extensive relationships with the U.S. and Middle Eastern governments, and investment capital companies interested in energy projects. He is a member of the advisory board of Guggenheim Partners, a private wealth management firm. His career includes senior management positions with firms such as CONCORD, and the Madison Public Affairs Group, where he advised Fortune 100 Companies on multi-national matters in technology, energy, banking, environmental, and tax policy. Ambassador Gabriel served the Federal Energy Administration, U.S. Department of Energy, as Senior Economic Analyst. He serves as Vice Chairman of the American Task Force for Lebanon and is a Visiting Fellow at the Center for Strategic and International Studies. He is also on the Board of Directors of the American School of Tangier and the Casablanca American School. He is a Bachelor of Sciences graduate of Gannon University, where he was also awarded an honorary Doctorate of Laws.  Ambassador Gabriel is an independent member of our Board of Directors.

As reflected in the biographical information summarized above, Ambassador Gabriel brings a diverse background in a variety of petroleum and other energy sources, and has extensive business and management experience generally.  For these reasons, we believe that Ambassador Gabriel has the requisite set of skills and experience to continue to serve as a valuable member of our Board of Directors and the committee on which he serves.

Paul W. Bateman is President of the Klein & Saks Group, a Washington, D.C.-based firm that advises clients, principally in the mining and metals industries, on public policy matters.  He joined the firm in 1994 and became its President in 1997.  A graduate of Whittier College, he began his career in the late 1970s, as an aide to then former President Richard M. Nixon. In 1981, he joined the White House Staff under President Ronald R. Reagan and, subsequently, served in that Administration in senior positions at the Departments of Commerce and Treasury. From 1989 to 1993, he served on President George H. W. Bush's White House Staff as Deputy Assistant to the President for Management. Since 2005, Mr. Bateman has been the Chairman and Chief Executive of the International Cyanide Management Institute, which administers a voluntary industry program aimed at improving the management of cyanide used in gold mining. He is a member of the Economic Club of New York, the nation's leading nonpartisan speaking forum, and was its President from 2004 to 2007. He presently serves on the Board of Directors of Green Seal, a non-profit, third-party certifier and standards development body for eco-labeling in the United States.  Mr. Bateman is an independent member of our Board of Directors.

As reflected in the biographical information summarized above, Mr. Bateman has extensive business, managerial, executive and leadership experience.  Mr. Bateman has a valuable understanding of our business, including our minerals business.  For these reasons, we believe that Mr. Bateman has the requisite set of skills and experience to continue to serve as a valuable member of our Board of Directors and the committee on which he serves.

As noted above, James S. Mayer, who currently serves as a director, will continue to serve on our Board of Directors until the Annual Meeting on June 3, 2011, at which time his term will expire.  The Company and Mr. Mayer have mutually agreed that Mr. Mayer will not be re-nominated for election as a director at the 2011 Annual Meeting, so that Mr. Mayer may pursue other opportunities.  This was a mutual decision and did not arise as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  Mr. Mayer’s biographical information is set forth below for informational purposes only.

Since 2007, Mr. Mayer has been the President of Pinnacle Capital Management, LLC, an investment strategy and corporate advisory firm. He formerly served as a First Vice President, Investments, for Citigroup Global Markets, Inc., from 2005 to 2006, and as Vice President, Alternative Investments, for Merrill Lynch from 1999-2005 and Vice President, Special Investments, for Merrill Lynch from 1997 to 1999. He also served as Director, International Business Development, for Perkin-Elmer Corporation from 1980 to 1993. Mr. Mayer holds a Bachelor’s Degree in Chemistry from State University of New York with graduate studies in corporate finance, investment banking, alternative investments, and corporate strategy. Mr. Mayer was appointed to the Board of Directors in August 2008.

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles.  The Chief Executive Officer is responsible for setting our strategic direction, providing leadership, and driving the performance of our business, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for meetings of the Board of Directors, and presides over meetings of the Board of Directors.  We believe that the separation of the roles of Chief Executive Officer and Chairman of the Board provides a stronger corporate governance structure and promotes more effective oversight of the Chief Executive Officer by the Board of Directors.

Board of Directors Involvement in Risk Oversight

Our Board of Directors oversees our risk management practices and strategies, taking an enterprise-wide approach to risk management that seeks to complement our organizational and strategic objectives, long-term performance and the overall enhancement of stockholder value. Our Board’s approach to risk management includes developing a detailed understanding of the risks we face, analyzing them with the latest information available, and determining the steps that should be taken to manage those risks, with a view toward the appropriate level of risk for a company of our size and financial condition.

While our Board of Directors has the ultimate responsibility for the risk management process, senior management and various committees of our Board of Directors also have responsibility for certain areas of risk management.

Our senior management team is responsible for day-to-day risk management and regularly reports on risks to our full Board or a relevant committee. Our legal, finance and regulatory areas serve as the primary monitoring and evaluation function for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for our ongoing business. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels.

The audit committee focuses on financial and regulatory compliance risk, working closely, for example, with management and our independent registered public accounting firm.  In addition, the compensation committee assesses risks related to our compensation programs. In setting performance metrics, our compensation committee creates incentives for our senior executives that encourage an appropriate level of risk-taking that is commensurate with our short-term and long-term strategies.

Director Independence

Our common stock is listed on the NYSE Amex, LLC and, therefore, we are subject to the listing requirements of that market. Our Board of Directors has determined that all of the members of our Board of Directors are “independent” as defined in Section 803(A) of the NYSE Amex Company Guide.

Meetings of the Board of Directors

Our Board of Directors met seven times during the year ended December 31, 2010. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he served, except for Mr. Gabriel, who missed two Board meetings.

Committees of the Board of Directors

The Board of Directors has the following standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee.  Each such committee operates under a written charter adopted by the Board of Directors. Copies of the charters of all standing committees are available on the “Investor Center” page on our website located at www.tri-valleycorp.com.

Audit Committee

The audit committee consists of Loren J. Miller (Chairman), Paul W. Bateman, and G. Thomas Gamble.  Our Board of Directors has determined that Loren J. Miller is an “audit committee financial expert” as defined by the rules of the SEC.  Messrs. Miller, Bateman and Gamble also satisfy the current independence and financial experience standards established by the NYSE Amex and SEC rules.

Under its written charter, our audit committee, among other things:

           ●           determines the engagement of and approves fees paid to our independent registered public accounting firm;

           ●           monitors the qualifications, independence activities and performance of our independent registered public accounting firm;

           ●           approves the retention of our independent registered public accounting firm to perform any proposed and permissible non-audit services;

           ●           reviews with management and our independent registered public accounting firm our financial statements and critical accounting estimates;

           ●           discusses with management and our independent registered public accounting firm the results of the annual audit;

           ●           oversees the performance of our internal controls and the adequacy of our disclosure controls and procedures;

           ●           prepares the report of the audit committee required by SEC rules to be included in our annual proxy statement; and

           ●           pre-approves, approves or ratifies, as the case may be, transactions entered into with “related persons” (as defined under Regulation S-K Item 404(a)) when any such transaction (or series of related transactions) involves an amount exceeding $120,000.

Our audit committee also reviews and reassesses, at least annually, the adequacy of its charter.  The audit committee met four times during the year ended December 31, 2010.

Compensation Committee

The compensation committee consists of Dr. Lowenstein (Chairman) and Mr. Gamble, both of whom are non-employee, outside directors and satisfy the current independence standards established by the NYSE Amex and SEC rules.

Under its written charter, our compensation committee, among other things:

           ●            reviews and recommends annually the corporate goals and objectives applicable to the compensation of our principal executive officer, evaluates his or her performance in light of those goals and objectives, and determines and recommends his or her compensation level based on this evaluation, subject to review and ratification by the full Board of Directors;

           ●           makes recommendations to the Board regarding the compensation of all other executive officers;

           ●           reviews, and makes recommendations to the Board regarding, incentive compensation plans and equity-based plans, as applicable;

           ●           administers our incentive compensation plans and equity-based plans, as applicable;

           ●           produces an annual report on executive compensation stating whether the committee reviewed the Compensation Discussion and Analysis, if required, prepared by management and discussed the Compensation Discussion and Analysis with management, and whether, based on such review and discussions, the committee recommended to the Board that such Compensation Discussion and Analysis be included in the Company’s annual proxy statement and/or annual report on Form 10-K filed with the SEC, as well as any other disclosure required in accordance with applicable laws, rules, regulations and listing standards;

           ●            reviews our incentive compensation arrangements to determine whether they encourage excessive risk-taking; and

           ●           makes recommendations to the Board regarding director compensation.

Our compensation committee also reviews and reassesses, at least annually, the adequacy of its charter.  The compensation committee met 11 times during the year ended December 31, 2010.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is a standing committee of, and operates under a written charter adopted by, our Board of Directors. The Nominating and Corporate Governance Committee consists of Dr. Lowenstein (Chairman) and Ambassador Gabriel.  All members of the nominating and corporate governance committee are non-employee directors and satisfy the current independence standards established by the NYSE Amex and SEC rules.

Under its written charter, the nominating and corporate governance committee, among other things:

           ●           reviews the size and composition of our Board of Directors;

           ●           identifies and recommends to our Board of Directors individuals qualified to become board members and committee members consistent with criteria approved by our Board of Directors;

           ●           receive communications from stockholders directed to our Board of Directors, including stockholder proposals regarding director nominees;

           ●           recommends corporate governance principles; and

           ●           provides oversight in the evaluation of each member of our Board of Directors and each committee.

Our nominating and corporate governance committee also reviews and reassesses, at least annually, the adequacy of its charter.  The nominating and corporate governance committee met once during the year ended December 31, 2010.

Other Committees

Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time.  For example, in 2010, our Board of Directors established a finance committee and delegated to it the authority to work with management to negotiate financing transactions when and as needed.

Evaluation of Director Nominees

We have not established specific, minimum qualifications for nominees or specific qualities or skills for our directors to possess. We have used a subjective process for identifying nominees for director based on the judgment of our Board of our current needs. We have never received any nominations from stockholders for new members of the Board of Directors, but the Board would be willing to consider outside nominations if any are received in the future, as explained further below under the caption, “Stockholder Nominations of Directors.”

In selecting the 2011 nominees for director, the nominating and corporate governance committee sought candidates who possess the highest personal and professional ethics, integrity and values, and are committed to representing the long-term interests of our stockholders. In addition to reviewing a candidate’s background and accomplishments, the committee reviewed candidates for director in the context of the current composition of the Board and the evolving needs of our businesses. All of our directors meet the standards of independence promulgated by the NYSE Amex and the SEC. As required by the nominating and corporate governance committee charter, the committee selects individuals as nominees for their character, judgment, ethics, integrity, business experience, and acumen, and the committee also seeks to ensure that the Board reflects a range of talents, ages, skills, diversity, and expertise, particularly in the areas of accounting and finance sufficient to provide sound and prudent guidance with respect to the Company’s operations and interests. The Board seeks to maintain a diverse membership, but it does not have a separate policy on diversity. The Board also requires that its members be able to dedicate the time and resources necessary to ensure the diligent performance of their duties on the Company’s behalf, including attending Board and applicable committee meetings.

The following are some of the key qualifications and skills the committee considered in evaluating the director nominees. The individual biographies beginning on page 10 provide additional information about each nominee’s specific experiences, qualifications and skills.

Significant management experience.  We believe that directors with experience in management, including management of private, public, or non-profit corporations provide us with valuable insights. These individuals have a demonstrated record of leadership qualities and a practical understanding of organizations, processes, strategy, risk management, and the methods to drive change and growth. Through their service as top leaders at other organizations, they also have access to important sources of market intelligence, analysis, and relationships that benefit us.

Financial reporting experience.  We believe that an understanding of finance and financial reporting processes is important for our directors. We measure our operating and strategic performance by reference to financial targets. In addition, accurate financial reporting and robust auditing are critical to our success. We seek to have a number of directors who qualify as audit committee financial experts, and we expect all of our directors to be financially knowledgeable.

Industry experience.  We seek to have directors with experience as executives, directors, or other leadership positions in the energy industry. These directors have valuable perspective on energy industry business cycles and other issues specific to our business.

Government experience.  We seek directors with governmental experience because the energy industry is heavily regulated and is directly affected by actions and decisions of federal, state, local, and other governmental agencies. We recognize the importance of working constructively with governments, and directors with government experience offer valuable insight in this regard.

Environmental experience.  The perspective of directors who have experience within the environmental regulatory field is valued as we implement policies and conduct operations in order to ensure that our actions today will not only provide the energy needed to drive economic growth and social well-being, but also secure a stable and healthy environment for tomorrow.

Stockholder Nominations of Directors

The nominating and governance committee will consider stockholder recommendations for directors sent to the nominating and corporate governance committee, c/o Corporate Secretary, Tri-Valley Corporation, 4550 California Ave., Suite 600, Bakersfield, California 93309.  Beginning with the 2012 annual meeting of stockholders, stockholder nominations for directors must comply with the requirements set forth in our amended and restated bylaws, effective as of March 29, 2011.  Compliance with these requirements will entitle the proposing stockholder only to present such nominations at the annual meeting, not to have the nominations included in our proxy statement or proxy card.  See “Stockholder Proposals Other than Director Nominations” on page 33 of this proxy statement for a summary of the requirements that must be satisfied for any stockholder proposals other than nominations of directors.

To be in proper form, a stockholder’s notice of nominations must set forth, among other information:

●	the name, age, business address and residence address of each nominee proposed;

●	the principal occupation or employment of each such nominee;

●	the number of shares of capital stock of the Company which are owned of record and beneficially by each such nominee (if any);

●
such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed, in each case pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act;

●	the consent of the nominee to being named in the proxy statement as a nominee and to serving as a director if elected;

●
certain information regarding the stockholder proposing the nominees and the beneficial owner, if any, on whose behalf the nomination is being made, as further described in Article II, Section 7(b) of our amended and restated bylaws.

We may also require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of Tri-Valley Corporation or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee.

In accordance with our amended and restated bylaws, the notice containing the nomination must be received by us not earlier than the close of business on the 120th day, nor later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting. Therefore, stockholder notices of any director nominations intended to be considered at the 2012 annual meeting will be deemed timely under our amended and restated bylaws only if received at our executive offices no earlier than February 4, 2012 and no later than March 5, 2012.  However, in the event that the date of the 2012 annual meeting is more than 30 days before or more than 70 days after June 3, 2012, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2012 annual meeting and not later than the close of business on the later of the 90th day prior to the 2012 annual meeting or, if the first public disclosure of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the 2012 annual meeting is first made by us.

Only such persons who are nominated in accordance with the procedures set forth in our amended and restated bylaws shall be eligible to be elected at an annual meeting of stockholders to serve as directors.  Except as otherwise provided by law, the chairman of the annual meeting shall have the power and duty (a) to determine whether a nomination proposed to be brought before the meeting was made in accordance with the requisite procedures set forth in our amended and restated bylaws, and (b) if any proposed nomination was not made in compliance with our amended and restated bylaws, to declare that such nomination shall be disregarded as improper.

The full text of the provisions of our amended and restated bylaws referred to above may be obtained by contacting our Corporate Secretary at Tri-Valley Corporation, 4550 California Ave., Suite 600, Bakersfield, California 93309, on our Internet website at www.tri-valleycorp.com, or on our EDGAR page accessible through the SEC’s web site at www.sec.gov.

Communications with the Board of Directors

Stockholders can send communications to the Board of Directors, or an individual director, by sending a written communication to our Corporate Secretary at Tri-Valley Corporation, 4550 California Ave., Suite 600, Bakersfield, California 93309. All communications sent to this address are sent to the specific directors identified in the communication or if no directors are identified, the communication is delivered to the Chairman of the Board. We do not have a formal policy with respect to director attendance at annual meetings of our stockholders.  All of our directors attended our annual meeting in 2010.

Executive Officers

Our executive officers are as follows:

Maston N. Cunningham, 58, was elected by the Board of Directors as President and Chief Executive Officer in March 2010.  He had been Tri-Valley’s President and Chief Operating Officer since May 2009 and joined the company in January 2009 as Vice President of Corporate Development.  Mr. Cunningham is also the Chief Executive Officer and a director of Tri-Valley Oil & Gas Co., our wholly-owned subsidiary, and the Chief Executive Officer and a director of Select Resources Corporation, Inc., another wholly owned subsidiary.  Prior to joining Tri-Valley, Mr. Cunningham had a 22-year international career with Occidental Petroleum Corporation (Oxy) that included over 15 years in Pakistan, Peru, and Ecuador.  In 1996, he was appointed President & General Manager of Oxy’s Ecuadorian subsidiary where he led a successful oil exploration and development program and restructuring of the business unit that included renegotiation of its Oriente Basin Block 15 contract to increase oil reserves, production, and profitability.  He was co-founder and first president of ASOPEC, an Ecuadorian petroleum industry association that spearheaded the industry’s efforts to secure government approval for construction of a private $1.1 billion heavy oil pipeline and marine terminal to facilitate additional heavy oil development in the Oriente Basin.  Mr. Cunningham was also responsible for obtaining ISO 14001 certification in 1997 for Block 15’s Environmental Management System which, at the time, was the first Oxy operation worldwide to obtain this certification, the first enterprise in Ecuador to be certified, and only the third oil and gas operation certified in South America.  Mr. Cunningham is a past president of the Association of American Chambers of Commerce in Latin America (AACCLA), a leading regional trade advocacy organization affiliated with the U.S. Chamber of Commerce in Washington, D.C.  He currently serves as treasurer on the Board of Trustees of the Pan American Development Foundation (PADF), an affiliate of the Organization of American States (OAS) in Washington, D.C., which implements over $50 million of projects annually to assist disadvantaged people in the hemisphere through public and private grants.  Mr. Cunningham is a graduate of Trinity University and received an M.B.A. from the University of Texas at Austin.  He is also a Certified Public Accountant and fluent in Spanish.

John E. Durbin, 56, joined us as our Chief Financial Officer in October 2009.  Mr. Durbin is also the Chief Financial Officer, Secretary, and a director of Tri-Valley Oil & Gas Co., our wholly-owned subsidiary, and Chief Financial Officer, Treasurer, Secretary, and a director of Select Resources Corporation, Inc., another wholly owned subsidiary.  A majority of his 32-year career was spent in various senior management positions in finance and treasury with subsidiaries of Conoco Inc. and The DuPont Company. He has considerable experience working internationally through assignments in Bermuda, Switzerland, and Brazil. His last position at ConocoPhillips was as Assistant Treasurer, Risk Management, in Houston, Texas, and involved the design and implementation of an Enterprise Risk Management Program across the corporation. In 2005, he left ConocoPhillips and relocated to Rio de Janeiro, Brazil, to found JED Consulting LLC to provide capital formation and business consulting services for select private clients in such areas as gasoline refining, sugar cane optimization, and iron ore development. He returned to the U.S. late in 2008 and joined Utah-based coal producer, America West Resources, Inc., as Chief Financial Officer. Mr. Durbin holds a Bachelor of Science in Finance from Montana State University, Bozeman, and an M.B.A. in International Financial Management from the Thunderbird School of Global Management in Glendale, Arizona. He is multilingual with abilities in Arabic, French, German, Italian, Portuguese, Russian, and Spanish.  He holds memberships in the Brazil-Texas Chamber of Commerce (BRATECC), the Financial Executives Networking Group (FENG), and the Association for Financial Professionals (AFP).

Michael P. Stark, 62, joined us as our Vice President of Exploration in June 2010.  Mr. Stark has over 39 years of experience with leading oil and gas producers in increasingly responsible positions.  He was most recently Vice President of Exploration and Land for Ivanhoe Energy (USA) Inc., where he worked for 12 years.  In his position at Ivanhoe, he developed a successful California exploration program that resulted in four discoveries over a three-year period.  He was also responsible for the geotechnical evaluation of Ivanhoe’s Block 20 in Ecuador, acquired in 2008.  Prior to Ivanhoe, Mr. Stark spent 20 years at Occidental Oil and Gas Corporation (Oxy), where he served in a variety of positions in the U.S. and abroad, including the United Kingdom and Pakistan.  As Oxy’s Regional Exploration Manager for Europe, the Middle East, and the Commonwealth of Independent States, he directed an exploration team that acquired several exploration contracts and made several discoveries in the U.K.-North Sea, Russia, Oman, and The Netherlands.  After leaving Oxy in 1998, Mr. Stark co-founded Diatom Petroleum, a startup exploration company, which was acquired by Ivanhoe Energy in 2000.  He began his career as a geologist with Texaco.  Mr. Stark has a Bachelor of Science in Geology from the University of California, Los Angeles, and a Master of Science in Geology from Iowa State University.

James C. Kromer, 67, joined us in May 2009 as Operations Manager and has over 45 years of experience in drilling, production, reservoir engineering, and operations.  He was named Vice President of Operations in 2009.  Prior to Tri-Valley, he held engineering and management positions at Continental Oil Company (subsequently, Conoco Inc.), Exxon Corporation, Amerada Hess, Omni Exploration, Damson Oil, Ely and Associates, Stream Energy, Matris Exploration, and Delta Petroleum.  His experience includes seven years in foreign assignments in Libya and Abu Dhabi.  Mr. Kromer is a graduate of Pennsylvania State University where he received a Bachelor of Science in Petroleum and Natural Gas Engineering.

Code of Ethics

We have adopted a written code of ethics that applies to all of our directors, officers and employees in accordance with the rules of the NYSE Amex and the SEC.  A copy of the code of ethics is available on our website at www.tri-valleycorp.com, and a copy may also be obtained by any person, without charge, upon written request delivered to our Corporate Secretary at Tri-Valley Corporation, 4550 California Ave., Suite 600, Bakersfield, California 93309. We will disclose any amendment to, or waiver from, a provision of the code of ethics by posting such information on our website.

Section 16(a) Beneficial Ownership Reporting Compliance

The members of our Board of Directors, our executive officers and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Exchange Act, which requires them to file reports with respect to their ownership of our common stock and their transactions in such common stock. Based upon (i) the copies of Section 16(a) reports that we received from such persons for their 2010 fiscal year transactions in our common stock and their common stock holdings and/or (ii) the written representations received from one or more of such persons that no other reports were required to be filed by them for the 2010 fiscal year, we believe that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by our executive officers, members of our Board of Directors and greater than 10% stockholders.

No Family Relationships

There are no family relationships between any of our directors or executive officers.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee during fiscal year 2010 served as an officer, former officer or employee of Tri-Valley Corporation or any of its subsidiaries. During fiscal year 2010, none of our executive officers served as a member of the compensation committee of any other entity, one of whose executive officers served as a member of our Board of Directors or compensation committee, and no executive officer served as a member of the Board of Directors of any other entity, one of whose executive officers served as a member of our compensation committee.

Related Party Transactions

Except as set forth below, since January 1, 2010, there have been no transactions in which we were, or are, a participant in which the amount involved exceeded $120,000 and in which any related person (as that term is defined for purposes of Section 404(a) of Regulation S-K) had or will have a direct or indirect material interest, and there are currently no such proposed transactions.

Consulting Arrangement with Pinnacle Capital Management

On November 29, 2010, the Board of Directors approved a consulting arrangement with Pinnacle Capital Management, LLC, or Pinnacle, which is owned by James S. Mayer, one of our directors whose term expires at the Annual Meeting.  The consulting services provided by Pinnacle included strategic business and institutional investor development services, for which we paid Pinnacle $104,000 in fiscal 2010 and $78,000 through March 31, 2011.  The consulting agreement with Pinnacle expired on March 31, 2011. Prior to Board approval of the consulting agreement, Mr. Mayer disclosed to the Board his ownership of Pinnacle and his resulting interest in the transaction.  Mr. Mayer abstained from voting on the Company’s decision to enter into the agreement.  We negotiated the agreement with Pinnacle in arms’ length negotiations and selected Pinnacle as a financial consultant because of Pinnacle’s qualifications, experience and ability in financial consulting.  As a precautionary measure, the Company waived provisions in its Code of Business Conduct and Ethics that require directors, officers and employees to avoid even the appearance of impropriety in dealing with the Company.

Issuance of Series A Preferred Stock to G. Thomas Gamble

Effective September 30, 2010, we issued 355,000 shares of restricted Series A Preferred Stock to G. Thomas Gamble, the chairman of our Board of Directors.  These shares were issued in exchange for the retirement of certain outstanding obligations we owed to Mr. Gamble, including a note payable of $850,000 from the Company resulting from an advance by Mr. Gamble in December 2009 and the previous acquisition of membership interests in Great Valley Production Services, LLC, for consideration of $2,700,000, for aggregate obligations totaling $3,550,000.  The exchange was the result of a privately negotiated transaction in reliance on the exemption from registration requirements contained in Regulation D, Rule 506, and Section 4(2) of the Securities Act of 1933.  A summary of the exchange and the rights, preferences and privileges of the Series A Preferred Stock was set forth in the Company’s Current Report on Form 8-K dated October 6, 2010, which summary is incorporated herein by this reference.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes aggregate amounts of compensation paid or accrued by us for the fiscal years ended December 31, 2010 and 2009 for services rendered by (i) our principal executive officer, (ii) our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers as of December 31, 2010, and (iii) two other individuals who were not serving as executive officers as of December 31, 2010, but for whom disclosure would have been required had they been serving as executive officers as of December 31, 2010.  We refer to these persons as our “named executive officers” elsewhere in this proxy statement.

	Fiscal			Stock	Option	All Other	Total
	Year	Salary	Bonus	Awards	Awards	Compensation	Compensation
Name	Ending	($)	($) (1)	($) (1)	($) (1)	($) (2)	($)
( a )	( b )	( c )	( d )	( e )	( f )	(ii )	( j )
F. Lynn Blystone, CEO (3)	12/31/10	$39,039	$-	$-	$1,162,000	$1,050	$1,202,089
	12/31/09	$210,000	$6,650	$-	$7,366	$-	$224,016

Maston N. Cunningham, President, COO & CEO (4)	12/31/10	$190,020	$15,000	$-	$48,900	$5,701	$259,621
	12/31/09	$171,025	$-	$-	$53,950	$4,175	$229,150

John E. Durbin, CFO (5)	12/31/10	$180,000	$12,000	$-	$57,600	$5,400	$255,000
	12/31/09	$45,000	$-	$-	$19,200	$450	$64,650

Joseph R. Kandle, SVP Corporate Development (6)	12/31/10	$210,700	$-	$-	$187,050	$6,322	$404,072
	12/31/09	$210,700	$-	$-	$7,560	$6,571	$224,831

James G. Bush, President Select Resources (7)	12/31/10	$163,800	$-	$-	$89,160	$4,914	$257,874
	12/31/09	$171,662	$-	$-	$96,260	$5,349	$273,271

__________

(1)
The amounts shown are the grant date fair value of stock or option awards, as applicable, granted in the year indicated as computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions used to determine the grant date fair values, see Note 2, “Summary of Significant Accounting Policies −Stock Based Compensation Plans/Share-Based Payment”, to our Notes to Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2010.

(2)
These amounts represent matching contributions under our 401(k) Plan made by us in fiscal years 2010 and 2009, as well as insurance premiums paid by us with respect to life insurance for the benefit of each named executive officer.

(3)	Mr. Blystone retired from the Company on March 5, 2010.
(4)
Mr. Cunningham was elected as our President and Chief Operating Officer on May 18, 2009.  On March 5, 2010, Mr. Cunningham succeeded to the position of Chief Executive Officer upon Mr. Blystone’s retirement.  See “—Employment Agreement with Our Former Chairman and Chief Executive Officer” and “—Executive Retirement Agreement and General Release with Mr. F. Lynn Blystone” below for additional information.

(5)	Mr. Durbin was appointed as our Chief Financial Officer on October 1, 2009.
(6)	Mr. Kandle retired from the Company on April 1, 2011. See “—Executive Retirement Agreement and General Release with Mr. Joseph R. Kandle” below for additional information.
(7)	Mr. Bush’s position with the Company was terminated effective as of January 4, 2011. See “—Separation Agreement and General Release with Mr. James G. Bush” below for additional information.

Summary of Agreements with Named Executive Officers

Employment Agreement with Our Former Chairman and Chief Executive Officer

Through March 5, 2010, we had an Employment Agreement with Mr. F. Lynn Blystone, our former Chief Executive Officer. The terms of the contract were for a base salary amount of $210,000 per year, plus 5,000 shares of our common stock at the end of each year of service.  Mr. Blystone was also entitled to a bonus (not to exceed $25,000) equal to 10% of net operating cash flow before taxes, including interest income and excluding debt service.  Mr. Blystone was also entitled to a bonus of four percent of our annual net after-tax income.  The total of the bonuses from cash flow and from net income could not exceed $50,000 per year, although the Board of Directors could authorize additional bonuses and compensation if it so desired.  The Employment Agreement also provided for a severance payment to Mr. Blystone if he was terminated within 12 months after a sale of control of the Company.  The severance payment was limited to the lesser of $150,000 or an amount calculated pursuant to any rules or regulation promulgated by any regulatory agency having jurisdiction over the Company, plus a pro-rata bonus calculated from cash flow and from net income with a total limit remaining at $50,000.  For purposes of the severance provision, a sale of control was deemed to be the sale of ownership of 30% of the issued and outstanding stock of Tri-Valley Corporation or the acquisition of sufficient stock of the Company to elect or appoint a majority of the members of the Board of Directors of the Company.

Through March 4, 2010, we carried key man life insurance of $0.5 million on Mr. Blystone's life.  Mr. Blystone retired from all positions with the Company and its subsidiaries on March 5, 2010.

Executive Retirement Agreement and General Release with Mr. F. Lynn Blystone

On March 5, 2010, the Company executed an Executive Retirement Agreement and General Release (“Executive Agreement and Release”) with Mr. Blystone.  The Executive Agreement and Release provided for Mr. Blystone’s retirement from the Company and all Company subsidiary positions and termination of his Employment Agreement with the Company, originally executed on January 1, 2008.  Further, the Executive Agreement and Release included an employment agreement payment comprised of accrued gross wages and unpaid vacation as of March 5, 2010, in the amount of $39,691, as well as, a settlement payment of $136,083 to be paid in two installments of $48,583 no later than September 15, 2010, and $87,500 no later than January 15, 2011, along with the assignment of an existing key man insurance policy and associated cash value of $38,917, as of March 5, 2010.  In exchange for Mr. Blystone’s surrender of all outstanding Company issued stock options on March 5, 2010, the Executive Agreement and Release provided for a grant to Mr. Blystone of a warrant to purchase 700,000 shares of our common stock at a purchase price of $1.85 per share.

Separation Agreement and General Release with Mr. James G. Bush

The Company entered into a Separation Agreement and General Release (“Separation Agreement and Release”) with Mr. James G. Bush, President, Select Resources Corporation, Inc., on February 18, 2011, effective as of January 4, 2011.  The Separation Agreement and Release provided for Mr. Bush’s termination from employment with the Company and all Company subsidiary positions.  Further, the Separation Agreement and Release included payment of accrued gross wages and unpaid vacation as of January 4, 2011, in the amount of $18,825, less applicable withholdings, as well as, severance compensation of $40,950 to be paid in six semi-monthly installments, less applicable withholdings, beginning on February 28, 2011, and continuing until May 15, 2011.   The Separation Agreement and Release also provided for a grant to Mr. Bush of a warrant to purchase 50,000 shares of our common stock at a purchase price of $0.39 per share.  On January 18, 2011, Mr. Bush also received gross compensation of $25,000 for his efforts in the sale and closing of the Admiral Calder calcium carbonate property, pursuant to terms of his appointment letter as President of Select Resources Corporation, Inc., dated July 2, 2008.

Executive Retirement Agreement and General Release with Mr. Joseph R. Kandle

On December 6, 2010, and amended on February 25, 2011, we executed an Executive Retirement Agreement and General Release (“Executive Agreement and Release”) with Mr. Joseph R. Kandle, Senior Vice President, Corporate Development, for the Company.  The Executive Agreement and Release provided for Mr. Kandle’s retirement from the Company and all Company subsidiary positions, effective April 1, 2011.  Further, the Executive Agreement and Release included a severance payment in the gross amount of $105,350, payable pro rata in semi-monthly installments, less applicable withholdings, beginning on April 15, 2011, and continuing until September 30, 2011.  The Executive Agreement and Release also provided for a grant of 30,000 shares of our common stock, the transfer of an automobile used by Mr. Kandle, a lump sum payment of $25,000 intended to reflect the depreciated value of that automobile, and the assignment of an existing key man life insurance policy with no cash value at the termination of Mr. Kandle’s employment.  In exchange for Mr. Kandle’s surrender of all outstanding Company-issued stock options on November 22, 2010, the Executive Agreement and Release provided for a grant to Mr. Kandle of a warrant to purchase 435,000 shares of our common stock at a purchase price of $0.54 per share.

Cash Incentive Compensation

Annual cash bonus awards, if any, are subjective and not guaranteed.  If distributed, annual cash bonus awards are intended to compensate, and thus provide incentives to, individuals for exceptional effort and job performance, thereby facilitating our continued growth and success by providing rewards that are commensurate with individual achievement.  Cash bonus awards are favored by the Compensation Committee in situations where it believes that an executive is worthy of an incentive-based award and when it believes that the base salary of such executive is not at the level of competitiveness that the Compensation Committee feels appropriate. The Compensation Committee considers the achievements of the Company, and the employee’s contribution thereto, in order to determine the level of the cash bonus, if any, to be awarded. The Compensation Committee’s considerations focus on our earnings, the return on stockholders’ equity, the growth in proved oil and gas reserves, and the successful completion of specific projects to determine the level of bonus awards, if any.

Long-Term Equity Based Incentives

We use stock option and restricted stock awards to align our named executive officers’ interests with those of the stockholders by giving each executive an individual direct ownership in Tri-Valley Corporation.  We believe these awards serve as an incentive to remain with us, as unvested stock grants and options are forfeited should the executive terminate his or her employment. The Compensation Committee focuses on our earnings, the return on stockholders’ equity, growth in proved oil and gas reserves, and the successful completion of specific projects to determine the level of stock option and restricted stock awards, if any.

Certain Other Compensation

In addition to base salaries, annual cash bonus awards, and long-term equity-based incentives, we provide the following other forms of compensation:

●
401(K) Profit Sharing Plan. We have a Defined Contribution Profit Sharing/401(K) Plan, designed to assist employees in saving for their retirement. We contribute to the plan, in cash, at the rate of three percent (3.0%) of an employee’s wages or salary. Our contributions to the plan vest immediately upon receipt.

●
Health and Welfare Benefits. Employees are eligible to participate in medical, dental, vision, life insurance, and tax-advantaged healthcare accounts to meet their health and welfare needs. These benefits are provided on a competitive basis for human talent within our marketplace and industry. This is a fixed component of compensation, and the benefits are provided on a non-discriminatory basis to all employees.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding shares of our common stock underlying both exercisable and unexercisable stock options held by each named executive officer, as of December 31, 2010.

Name	Number of Securities Underlying		Option Exercise	Option Expiration
	Unexercised Options		Price	Date
	Exercisable	Unexercisable
( a )	(b)	(c)	(d)	(e)

F. Lynn Blystone	700,000	-	$1.85	3/5/2015

James G. Bush	50,000	50,000	$7.88	5/23/2017
	7,000	-	$6.10	7/3/2013
	10,000	-	$1.10	5/18/2014

Maston N. Cunningham	70,000	30,000	$1.28	1/14/2014
	55,000	45,000	$1.10	5/15/2014

John E. Durbin	40,000	60,000	$2.42	10/1/2014

Joseph R. Kandle	435,000	-	$0.54	11/22/2013

Compensation of Directors

The following table sets forth information regarding the compensation paid to our non-employee directors in 2010:

Name (a)	Fees earned or paid in cash (b)	Stock Awards (1) (c)	Option Awards (2) (d)	All Other Compensation (3) (g)	Total Compensation (h)
Paul W. Bateman	$ 9,250	$ 19,300	$ 40,200	-	$ 68,750

Edward M. Gabriel	$ 1,500	$ 19,300	$ 40,800	-	$ 61,600

G. Thomas Gamble	$ 15,500	$ 19,300	-	-	$ 34,800

Dr. Henry Lowenstein	$ 16,750	$ 19,300	-	-	$ 36,050

James S. Mayer	$ 1,000	$ 19,300	$ 45,000	$ 104,000	$ 169,300

Loren J. Miller	$ 6,500	$ 19,300	-	-	$ 25,800

(1)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2010 fiscal year for the fair value of stock granted in 2010.  Fair value is initially calculated using the closing price of our stock on the date of grant.  In 2010, each director was granted 5,000 shares of common stock on January 4, 2010, for services rendered in 2009 and 5,000 shares of common stock on June 22, 2010, for services rendered in 2010.  The values of the stock granted to each director on those dates were $14,050, based on a closing market price of $2.81 per share on October 20, 2009, for the stock granted on January 4, 2010, and $5,250 based on the closing market price of $1.05 per share on June 22, 2010, for the stock granted that same day.

(2)
Stock option awards relate to the accounting expense for options vested in accordance with Accounting Standards Codification (ASC) 718, which requires the expensing of equity stock awards based on the grant date of the option. The grant date for Mr. Mayer was August 14, 2008; Mr. Bateman’s was August 2, 2007; Mr. Gabriel’s was August 1, 2007; and for Mr. Gamble and Dr. Lowenstein, the grant date was May 9, 2006.

(3)
Strategic business and institutional investor development consulting services fees were paid to Pinnacle Capital Management, LLC, during 2010.  Mr. Mayer is the President and Managing Member of Pinnacle Capital Management, LLC.  Our agreement with Pinnacle Capital Management, LLC, for such consulting services expired on March 31, 2011.

As of December 31, 2010, each director is compensated at the rate of $2,000 per in-person board meeting and $500 per in-person and telephonic committee meeting, and at the rate of $250 per hour per telephonic board meeting.

PROPOSAL TWO

APPROVAL OF 2011 OMNIBUS INCENTIVE COMPENSATION PLAN

On May 2, 2011, our Board of Directors adopted the 2011 Omnibus Long-Term Incentive Plan (the “Omnibus Plan”) subject to the approval of our stockholders.  The Board has directed that the proposal to approve the Omnibus Plan be submitted to our stockholders for their approval at the 2011 Annual Meeting.  If approved by our stockholders, the Omnibus Plan will become effective upon such approval.  Upon effectiveness of the Omnibus Plan, the Company's 2005 Stock Option Plan, as amended, will be frozen and no new grants will be made under that plan.  No awards have been made under the Omnibus Plan.

The Board of Directors believes that the Omnibus Plan will further our compensation philosophy and programs.  Our ability to attract, retain and motivate highly qualified officers, non-employee directors, key employees, consultants and advisors is critical to our success.  The Board believes that the interests of the Company and its stockholders will be advanced if we can offer our officers, non-employee directors, key employees, consultants and advisors the opportunity to acquire or increase their direct interests in our operations and future success.  The Omnibus Plan provides flexibility to the Company to achieve these goals by providing for a broad array of awards, including stock- and cash-based performance awards, and broad discretion to the Board to establish the terms and provisions of awards.  We currently anticipate that the number of shares reserved for awards under the Omnibus Plan will be sufficient to cover our equity awards for at least the next three years.

The material terms of the Omnibus Plan are summarized below.  This summary of the Omnibus Plan is not intended to be a complete description of the Omnibus Plan and is qualified in its entirety by the actual text of the Omnibus Plan, which is attached as Appendix A to this proxy statement.

Material Features of the Omnibus Plan

Administration of the Plan.  Our Board of Directors has such powers and authorities related to the administration of the Omnibus Plan as are consistent with our corporate governance documents and applicable law.  The Omnibus Plan will be administered by the Compensation Committee.  Powers of the Compensation Committee include (i) selecting award recipients, (ii) determining types and amounts of awards, (iii) establishing terms and conditions of awards, (iv) determining the form of award agreements, (v) amending terms of outstanding awards and (vi) interpreting the provisions of the Omnibus Plan and any awards or award agreements.  The Compensation Committee may further delegate its authority to administer the Omnibus Plan to the extent permitted by applicable law.

Type of Awards.  The following types of awards are available for grant under the Omnibus Plan: incentive stock options (“ISOs”), non-qualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units, cash- and stock-based performance awards and other stock-based awards.

Number of Authorized Shares.  Subject to adjustment (in connection with certain changes in capitalization), the initial number of shares of our common stock reserved for issuance under the Omnibus Plan is 7,000,000 shares, all of which are available for issuance as ISOs under the Omnibus Plan.  In addition, shares of our common stock underlying any outstanding stock option or other award granted under the 2005 Stock Option Plan, as amended, or any other predecessor employee stock plan or agreement of the Company that is forfeited, terminated or cancelled for any reason without issuance of such shares shall be available for the grant of new awards under the Omnibus Plan.

Share Counting.  Each share covered by an award granted under the Omnibus Plan will be counted against the remaining available pool of shares available under the Omnibus Plan.  Shares covered by awards under the Omnibus Plan will again be available for awards if and to the extent (i) the award is terminated, surrendered or forfeited without issuance of shares, (ii) shares issued in connection with an award are repurchased by the Company at no more than cost or (iii) the award is settled in cash   In addition, shares used to cover the exercise price for an option or any tax withholding obligation will also again be available for awards.  Only the net shares issued in connection with the exercise of a stock-settled SAR will be counted against the shares available for awards.  In addition, in the case of any substitute award (as defined in the Omnibus Plan), such substitute award shall not be counted against the number of shares reserved under the Omnibus Plan.

Individual Awards Limits.  The maximum number of each type of award (other than cash-based performance awards (as defined in the Omnibus Plan)) intended to constitute “performance-based compensation” under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”) granted to any grantee in any 36-month period shall not exceed the following: Options: 7,000,000; SARs: 7,000,000; Restricted Stock: 7,000,000; Restricted Stock Units: 7,000,000; and Other Stock-based Performance Awards: 7,000,000.

Eligibility and Participation. Eligibility to participate in the Omnibus Plan is limited to such employees, officers, non-employee directors, consultants and advisors of the Company, or of any affiliate, as the Compensation Committee may determine and designate from time to time.  As of April 29, 2011, approximately 22 employees, 4 officers, 6 directors, 2 consultants and no advisors would have been eligible to receive Awards under the Omnibus Plan.

Stock Options and SARs

Grant of Options and SARs.  The Compensation Committee may award ISOs, NSOs (together, “options”), and SARs to grantees under the Omnibus Plan.  SARs may be awarded either in tandem with or as a component of other awards or alone.

Exercise Price of Options and SARs.  The exercise price per share of an option will be at least 100% of the fair market value per share of our stock underlying the award on the grant date.  An SAR will confer on the grantee a right to receive, upon exercise, a payment of the excess of (1) the fair market value of one share of our stock on the date of exercise over (2) the grant price of the SAR as determined by the Compensation Committee.  The grant price will be fixed at a price that is not less than the fair market value of a share of stock on the date of grant.  SARs granted in tandem with an outstanding option following the grant date of such option will have a grant price that is equal to the option's exercise price; provided, however, that the SAR's grant price may not be less than the fair market value of a share of stock on the grant date of the SAR.

Vesting of Options and SARs.  The Compensation Committee will determine the terms and conditions (including any performance requirements) under which an option or SAR will become exercisable and will include such information in the award agreement.

Special Limitations on ISOs.  In the case of a grant of an option intended to qualify as an ISO to a grantee that owns more than ten percent of the total combined voting power of all classes of our outstanding stock (a "Ten Percent Stockholder"), the exercise price of the option will not be less than 110% of the fair market value of a share of our stock on the grant date.  Additionally, an option will constitute an ISO only (1) if the grantee is an employee of the Company or a subsidiary of the Company, (2) to the extent such option is specifically designated as an ISO in the related award agreement, and (3) to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of stock with respect to which all ISOs held by such grantee become exercisable for the first time during any calendar year (under the Omnibus Plan and all other plans of the grantee's employer and its affiliates) does not exceed $100,000.

Exercise of Options and SARs.  An option may be exercised by the delivery to us of written notice of exercise and payment in full of the exercise price (plus the amount of any taxes which we may be required to withhold).  The Compensation Committee has the discretion to determine the method or methods by which a SAR may be exercised.

Expiration of Options and SARs.  Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the date of grant, or in the case of an ISO held by a Ten Percent Stockholder, not more than five years from the date of grant.

No Repricing.  The Omnibus Plan specifically prohibits the re-pricing of options or SARs without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (A) changing the terms of an option or SAR to lower its exercise price; (B) any other action that is treated as a “repricing” under generally accepted accounting principles; and (C) repurchasing for cash or canceling an option or SAR at a time when its exercise price is greater than the fair market value of the underlying stock in exchange for another award, unless the cancellation and exchange occurs in connection with change in capitalization or similar change. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the grantee.

Restricted Stock and Restricted Stock Units

Restricted Stock.  At the time a grant of restricted stock is made, the Compensation Committee may establish the applicable “restricted period” and prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives.  Unless the Compensation Committee otherwise provides in an award agreement, holders of restricted stock will have the right to vote such stock and the right to receive any dividends declared or paid with respect to such stock.  The Compensation Committee may provide that any such dividends paid must be reinvested in shares of stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such restricted stock.  All distributions, if any, received by a grantee with respect to restricted stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction will be subject to the restrictions applicable to the original grant.

The grantee will be required, to the extent required by applicable law, to purchase the restricted stock at a price equal to the greater of (1) the aggregate par value of the shares of stock represented by such restricted stock or (2) the price, if any, specified in the award agreement relating to such restricted stock.  If specified in the award agreement, the price may be deemed paid by services already rendered.

Restricted Stock Units.  A restricted stock unit is a bookkeeping entry representing the equivalent of shares of stock awarded to a grantee.  At the time a grant of restricted stock units is made, the Compensation Committee may establish the applicable "restricted period" and prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives.  Restricted stock units will not confer stockholder rights to grantees.  The Compensation Committee may provide that the holder of restricted stock units will be entitled to receive dividend equivalent rights, which may be deemed reinvested in additional restricted stock units.

Cash- and Stock-Based Performance Awards. The right of a grantee to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions as may be specified by the Compensation Committee.  The Compensation Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may, subject to certain limitations in the case of a performance award intended to qualify under Section 162(m), exercise its discretion to reduce the amounts payable under any award subject to performance conditions.

We intend that performance awards granted to persons who are designated by the Compensation Committee as likely to be “Covered Employees” within the meaning of Section 162(m) and regulations thereunder will, if so designated by the Compensation Committee, constitute “qualified performance-based compensation” within the meaning of Section 162(m) and regulations thereunder.  The grant, exercise and/or settlement of such performance awards will be contingent upon achievement of pre-established performance goals which will consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criterion.  Performance goals will be objective and will otherwise meet the requirements of Section 162(m) and regulations thereunder.  In addition, the maximum amount of each cash-based performance award intended to constitute “performance-based compensation” under Section 162(m) granted to a grantee in any 12-month period will not exceed $5,000,000.

One or more of the following business criteria for the Company will be used exclusively by the Compensation Committee in establishing performance goals for such awards: net sales; revenue; revenue growth; operating income (before or after taxes); pre-or after-tax income (before or after allocation of corporate overhead and bonuses; net earnings; earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of, share price; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reduction in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins; gross margins or cash margin; year-end cash; debt reductions; shareholder equity; regulatory performance; implementation, completion or attainment of measurable objectives with respect to research, development, projects and recruiting and maintaining personnel; and, to the extent permitted by applicable law, any other business criteria established by the Compensation Committee.

Performance goals may, in the discretion of the Compensation Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable.  Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices).  Measurement of performance goals may exclude (in the discretion of the Compensation Committee) the impact of charges for restructuring, discontinued operations, extraordinary items, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings).

Dividends or dividend equivalents will not be paid on stock-based performance awards prior to vesting.

A vote in favor of approving the Omnibus Plan will be a vote approving all the material terms and conditions of the plan for purposes of the performance-based exemption under Section 162(m), including the performance measures, eligibility requirements and limits on various awards, in each case as described above.

Other Stock-Based Awards.  The Compensation Committee may, in its discretion, grant other stock-based awards, consisting of stock units or other awards, valued in whole or in part by reference to, or otherwise based upon, our common stock.  The terms of such other stock-based awards will be set forth in the applicable award agreements.

Changes in Capitalization.  In case of certain changes in the Company’s capitalization, such as a recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, other increase or decrease in such shares effected without receipt of consideration by the Company, spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants may be made under the Omnibus Plan, including the individual award limits, will be appropriately adjusted.  Corresponding adjustments will be made to outstanding awards.

In case of certain transactions, such as mergers or consolidations of the Company, the Omnibus Plan and awards will continue in effect, except that outstanding awards will be treated as provided in the transaction agreement or grantees will be eligible to receive the same consideration as stockholders receive in the transaction.  Special provisions may apply in case of options and SARs.

Change in Control. Our Board of Directors shall determine the effect of a change in control (as defined in the Omnibus Plan) upon awards, and such effect may be set forth in the appropriate award agreement.  Without limiting the foregoing, the Board of Directors may provide in the award agreements at the time of grant, or any time thereafter with the consent of the grantee, the actions that will be taken upon the occurrence of a change in control, including, but not limited to, accelerated vesting, termination or assumption. The Board of Directors may also provide in the award agreements at the time of grant, or any time thereafter with the consent of the grantee, for different provisions to apply to an award in the event of changes in stock or certain transactions.

Deferral Arrangements.  The Compensation Committee may permit or require the deferral of any award payment into a deferred compensation arrangement.

Nontransferability of Awards.  Generally, during the lifetime of a grantee, only the grantee may exercise rights under the Omnibus Plan and no award will be assignable or transferable other than by will or laws of descent and distribution.  If authorized in the award agreement, a grantee may transfer, not for value, all or part of an award (other than an ISO) to certain family members (including trusts and foundations for the benefit thereof).  Neither restricted stock nor restricted stock units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Compensation Committee.

Separation from Service.  The Compensation Committee may provide in the applicable award agreements for actions that will be taken upon a grantee's separation from service from the Company, including but not limited to, accelerated vesting or termination of awards.

Tax Withholding and Tax Offset Payments.  We will have the right to deduct from payments of any kind otherwise due to a grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an award or upon the issuance of any shares of stock upon the exercise of an option or pursuant to an award.

Term of Plan.  Unless earlier terminated by our Board of Directors, the authority to make grants under the Omnibus Plan will terminate on the date that is ten years after the effective date of the Omnibus Plan.

Amendment and Termination.  The Compensation Committee may, at any time and from time to time, amend, suspend, or terminate the Omnibus Plan as to any shares of stock as to which awards have not been made.  An amendment will be contingent on approval of our stockholders to the extent stated by our Board of Directors, required by applicable law or required by applicable stock exchange listing requirements.  No awards will be made after termination of the Omnibus Plan.  No amendment, suspension, or termination of the Omnibus Plan will, without the consent of the grantee, impair rights or obligations under any award theretofore awarded under the Omnibus Plan.

New Plan Benefits.  All grants of awards under the Omnibus Plan will be discretionary.  Therefore, in general, the benefits and amounts that will be received under the Omnibus Plan are not determinable.

Federal Income Tax Consequences.

The following is a summary of the general federal income tax consequences to the Company and to U.S.  taxpayers of awards granted under the Omnibus Plan.  Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

NSOs and SARs.  No taxable income is reportable when an NSO or SAR is granted.  Upon exercise, generally, the recipient will have ordinary income equal to the fair market value of the underlying shares of stock on the exercise date minus the exercise price.  Any gain or loss upon the disposition of the stock received upon exercise will be capital gain or loss to the recipient if the appropriate holding period under federal tax law is met for such treatment.

ISOs.  No taxable income is reportable when an ISO is granted or exercised (except for grantees who are subject to the alternative minimum tax, who may be required to recognize income in the year in which the ISO is exercised).  If the recipient exercises the ISO and then sells the underlying shares of stock more than two years after the grant date and more than one year after the exercise date, the excess of the sale price over the exercise price will be taxed as long-term capital gain or loss.  If the recipient exercises the ISO and sells the shares before the end of the two- or one-year holding periods, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the ISO.

Restricted Stock and Restricted Stock Units.  A recipient of restricted stock or restricted stock units will not have taxable income upon the grant unless, in the case of restricted stock, he or she elects to be taxed at that time.  Instead, he or she will have ordinary income at the time of vesting (or, in case of restricted stock units, at settlement if after vesting) equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares.

Cash- and Stock-Based Performance Awards and Other Stock-Based Awards.  Typically, a recipient will not have taxable income upon the grant of cash or stock-based performance awards or other stock-based awards.  Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the recipient.

Tax Effect for the Company.  We generally will receive a tax deduction for any ordinary income recognized by a grantee in respect of an award under the Omnibus Plan (for example, upon the exercise of a NSO).  In the case of ISOs that meet the holding period requirements described above, the grantee will not recognize ordinary income; therefore, we will not receive a deduction.

Because we are a public company, special rules limit the deductibility of compensation paid to our CEO and to each of our three most highly compensated executive officers other than our CEO whose compensation is required to be reported annually in our proxy statement.  Under Section 162(m), the annual compensation paid to each of these executives may not be deductible to the extent that it exceeds $1 million.  The limitation on deductions does not apply, however, to qualified "performance-based compensation." Certain awards under the Omnibus Plan, including options, SARs and cash- and stock-based performance awards, may constitute qualified performance-based compensation and, as such, would be exempt from the $1 million limitation on deductible compensation.

Securities Authorized for Issuance under Equity Compensation Plans

The following table set forth certain information regarding outstanding options, rights and shares reserved for future issuance under our existing equity compensation plans as of December 31, 2010:

Plan category	Number of securities to be issued upon exercise of outstanding options as of December 31, 2010	Weighted average exercise price of outstanding options	Number of Securities remaining available for future issuance as of December 31, 2010
Equity compensation plans approved by security holders:
2005 Stock Option Plan	2,570,500	$ 2.97	1,192,350
Equity compensation plans not approved by security holders:
Warrants to Purchase Common Stock(1)	1,135,000	$ 1.35	—
Total	3,705,500	$ 2.47	1,192,350
___________
(1)  Consists of a warrant to purchase 700,000 shares of common stock issued to F. Lynn Blystone on March 5, 2010, at an exercise price of $1.85 per share, and a warrant to purchase 435,000 shares of common stock issued to Joseph R. Kandle on November 22, 2010, at an exercise price of $0.54 per share.  These were one-time grants issued to such former officers of the Company in connection with their retirement agreements.  Please see “Summary of Agreements with Named Executive Officers” on page 21 of this Proxy Statement for additional information.

Overhang

As of April 29, 2011, assuming approval of the Omnibus Plan, our total overhang would be 12.2%.

For the purpose of calculating the overhang in the previous paragraph, we are using “fully diluted overhang,” which equals amount “A” divided by amount “B,” where amount “A” equals the sum of all outstanding stock options, warrants and unvested shares of restricted stock, plus shares available for future grants under all plans; and amount “B” equals the sum of the total shares of our common stock outstanding, plus amount A, less shares of unvested restricted stock. As of April 29, 2011: (i) the number of outstanding stock options, warrants and shares of unvested restricted stock equals 2,395,000; (ii) the number of shares available for future grants under all plans assuming approval of the Omnibus Plan (at which point our 2005 Stock Option Plan, as amended, will be frozen and no new grants will be made under that plan) equals 7,000,000; (iii) the number of shares of common stock outstanding equals 67,650,054; and (iv) the number of shares of unvested restricted stock is zero.

Vote Required and Recommendation of the Board of Directors

The proposal to approve the Omnibus Plan requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE OMNIBUS PLAN.

PROPOSAL THREE

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board of Directors has selected Brown Armstrong Accountancy Corporation, or Brown Armstrong, to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2011. We are asking the stockholders to ratify the selection of Brown Armstrong as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2011, and to perform other appropriate services approved by the audit committee.  Brown Armstrong audited our financial statements for the fiscal year ended December 31, 2010. A representative of Brown Armstrong is expected to be present at the Annual Meeting to respond to stockholders’ questions, and that representative will be given an opportunity to make a brief presentation to the stockholders if he or she so desires and will be available to respond to appropriate questions. We have been advised by Brown Armstrong that neither that firm nor any of its associates has any material relationship with us or any of our affiliates.

Pre-Approval Policy for Non-Audit Services

The audit committee reviews and pre-approves all non-audit services to be performed by our independent registered public accounting firm, Brown Armstrong, subject to certain de minimis exceptions. Such pre-approval is on a project by project basis.

Audit Fees

The following table sets forth the aggregate fees billed to us by Brown Armstrong for the fiscal years ended December 31, 2009 and December 31, 2010:

	December 31,
	2009	2010
Audit Fees	$106,012	$146,445
Audit-Related Fees	25,931	—
Tax Fees	70,689	97,567
All Other Fees	—	—
Total	$202,632	$244,012

Audit Fees. These consist of fees billed for professional services rendered for the audit of our consolidated financial statements, review of interim consolidated financial statements included in the quarterly reports on Form 10-Q for the respective fiscal years, irrespective of the period in which the related services are rendered or billed and services provided by the independent auditors in connection with regulatory filings, including accounting and financial work related to the proper application of financial accounting and/or reporting standards.

Audit-Related Fees.  These consist of fees for professional services rendered by Brown Armstrong for assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements.

Tax Fees. These consist of fees for professional services rendered by Brown Armstrong for tax compliance, tax planning and tax advice. These services also include assistance related to state tax incentives.

The Audit Committee approved 100% of the services provided by Brown Armstrong described above.

Vote Required and Recommendation of the Board of Directors

The proposal to ratify the selection of Brown Armstrong Accountancy Corporation as our independent registered public accounting firm for the fiscal year ending December 31, 2011 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF BROWN ARMSTRONG ACCOUNTACY CORPORATION AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2011.

Report of the Audit Committee of the Board of Directors

Management is responsible for the company’s internal control over financial reporting and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report on the company’s financial statements and on its internal control over financial reporting. The audit committee’s responsibility is to monitor and oversee these processes.

The audit committee has reviewed and discussed the audited financial statements with management. The audit committee has discussed with the independent registered public accounting firm the matters as required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm with the audit committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

Based upon the review and discussions described in this report, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed with the Securities and Exchange Commission.

Members of the audit committee

Loren J. Miller, Chairman
Paul W. Bateman
G. Thomas Gamble

The material in this report is not “soliciting material” and is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of Tri-Valley Corporation under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

STOCKHOLDER PROPOSALS OTHER THAN DIRECTOR NOMINATIONS

Under Rule 14a-8 promulgated under the Exchange Act, in order for business to be properly brought by a stockholder before an annual meeting, our Secretary must receive, at our corporate office, written notice of the matter not less than 120 days prior to the first anniversary of the date our proxy statement was released to stockholders in connection with the preceding year’s annual meeting. Thus, proposals of stockholders intended to be presented pursuant to Rule 14a-8 under the Exchange Act must be received at our executive offices on or before January 7, 2012 in order to be considered for inclusion in our proxy statement and proxy card for the 2012 annual meeting.

Our amended and restated bylaws contain additional requirements that must be satisfied for any stockholder proposal made other than under Rule 14a-8. Compliance with these requirements will entitle the proposing stockholder only to present such proposals before the meeting, not to have the proposals included in our proxy statement or proxy card.  See “—Stockholder Nominations of Directors” on page 15 of this proxy statement for a summary of the requirements that must be satisfied for any nominations of directors to be brought before an annual meeting of stockholders by a stockholder.

Beginning with the 2012 annual meeting of stockholders, for all business other than director nominations, a proposing stockholder’s notice to the Secretary of the Company must set forth, as to each matter the proposing stockholder proposes to bring before the annual meeting:

●
a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Company, the language of the proposed amendment), and any material interest in such business of such proposing stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and the reasons for conducting such business at the annual meeting;

●
any other information relating to such stockholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act; and

●	as to the proposing stockholder and the beneficial owner, if any, on whose behalf the proposal is made:

●	the name and address of the proposing stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the proposal is being made;

●
the class and number of shares of the Company which are owned by the proposing stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the proposal is being made, as of the date of the proposing stockholder's notice, and a representation that the proposing stockholder will notify the Company in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed;

●
a description of any agreement, arrangement or understanding with respect to such proposal between or among the proposing stockholder and/or the beneficial owner, any of their respective affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the proposing stockholder will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed;

●
a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the proposing stockholder's notice by, or on behalf of, the proposing stockholder and/or the beneficial owner or any of their respective affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the proposing stockholder or the beneficial owner or any of their respective affiliates or associates with respect to shares of stock of the Company, and a representation that the proposing stockholder will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed;

●	a representation that the proposing stockholder is a holder of record of shares of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting; and

●
a representation whether the proposing stockholder or the beneficial owner, if any, intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's outstanding capital stock required to approve the proposal and/or otherwise to solicit proxies or votes from stockholders in support of the proposal.

In addition, any proposal of business must be a proper matter for stockholder action.

In accordance with our amended and restated bylaws, in order to be considered timely, the notice containing the proposal must be received by us not earlier than the close of business on the 120th day, nor later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting. Therefore, stockholder notices of any proposals intended to be considered at the 2012 annual meeting will be deemed timely under our amended and restated bylaws only if received at our executive offices no earlier than February 4, 2012 and no later than March 5, 2012.  However, in the event that the date of the 2012 annual meeting is more than 30 days before or more than 70 days after June 3, 2012, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2012 annual meeting and not later than the close of business on the later of the 90th day prior to the 2012 annual meeting or, if the first public disclosure of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the 2012 annual meeting is first made by us.

Only such proposals as are brought before an annual meeting in accordance with the procedures set forth in our amended and restated bylaws will be eligible to be considered at such annual meeting.  Except as otherwise provided by law, the chairman of the annual meeting shall have the power and duty (a) to determine whether business proposed to be brought before the meeting was made in accordance with the requisite procedures set forth in our amended and restated bylaws, and (b) if any proposed business was not made in compliance with our amended and restated bylaws, to declare that such proposed business shall not be transacted or considered.

The full text of the provisions of our amended and restated bylaws referred to above may be obtained by contacting our Secretary at 4550 California Ave., Suite 600, Bakersfield, California 93309, on our Internet website at www.tri-valleycorp.com, or on our EDGAR page accessible through the SEC’s web site at www.sec.gov.

Under Rule 14a-4 promulgated under the Exchange Act, if a proponent of a proposal that is not intended to be included in the proxy statement fails to notify us of such proposal at least 45 days prior to the anniversary of the mailing date of the preceding year’s proxy statement, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. We were not notified of any stockholder proposals to be addressed at our 2011 annual meeting, and will therefore be allowed to use our discretionary voting authority if any stockholder proposals are raised at the meeting.

OTHER BUSINESS

The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, it is intended that the proxy holders will vote on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ G. . Thomas Gamble

G. Thomas Gamble
Chairman of the Board of Directors

Appendix A

TRI-VALLEY CORPORATION

2011 OMNIBUS LONG-TERM INCENTIVE PLAN

TRI-VALLEY CORPORATION a Delaware corporation (the “Company”), sets forth herein the terms of its 2011 Omnibus Long-Term Incentive Plan (the “Plan”), as follows:

1.             PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, non-employee members of the Board, key employees, consultants and advisors, and to motivate such officers, non-employee members of the Board, key employees, consultants and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.  To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.             DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1.           “Affiliate”  means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2.           “Award”  means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-based Award or cash award under the Plan.

2.3.           “Award Agreement”  means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

2.4.           “Board”  means the Board of Directors of the Company.

2.5.           “Cause”  shall be defined as that term is defined in a Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition “Cause” means, as determined by the Company and unless otherwise provided in an applicable Award Agreement with the Company or an Affiliate: (i) engaging in any act, or failing to act, or misconduct that in any such case is injurious to the Company or its Affiliates; (ii) gross negligence or willful misconduct in connection with the performance of duties; (iii) conviction of (or entering a plea of guilty or nolo contendere to) a criminal offense

(other than a minor traffic offense); (iv) fraud, embezzlement or misappropriation of funds or property of the Company or an Affiliate; (v) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreement, if any, between the Service Provider and the Company or an Affiliate; (vi) the entry of an order duly issued by any regulatory agency (including federal, state and local regulatory agencies and self-regulatory bodies) having jurisdiction over the Company or an Affiliate requiring the removal from any office held by the Service Provider with the Company or prohibiting or materially limiting a Service Provider from participating in the business or affairs of the Company or any Affiliate; or (vii) the revocation or threatened revocation of any of the Company’s or any Affiliate’s government licenses, permits or approvals, which is primarily due to the Service Provider’s action or inaction and such revocation or threatened revocation would be alleviated or mitigated in any material respect by the termination of the Service Provider’s Services.

2.6.           “Change in Control”  shall have the meaning set forth in Section 15.3.2.

2.7.           “Code”  means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.8.           “Committee”  means one or more committees or subcommittees of the Board.  The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.  For purposes of Awards to Covered Employees intended to constitute Performance Awards, to the extent required by Code Section 162(m), Committee means all of the members of the Committee who are “outside directors” within the meaning of Section 162(m) of the Code.  For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.  All references in the Plan to the Board shall mean such Committee or the Board.

2.9.           “Company”  means Tri-Valley Corporation, a Delaware corporation, or any successor corporation.

2.10.           “Common Stock”  or “Stock” means a share of common stock of the Company, par value $.001 per share.

2.11.           “Covered Employee”  means a Grantee who is a “covered employee” within the meaning of Section 162(m)(3) of the Code as qualified by Section 12.4 herein.

2.12.            “Disability”  means total and permanent disability as defined in Section 22(e)(3) of the Code. Notwithstanding the foregoing, for any Awards that constitute nonqualified deferred compensation within the meaning of Section 409A and provide for an accelerated payment in connection with any Disability, Disability shall have the same meaning as defined under Section 409A.

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2.13.           “Effective Date”  means June 3, 2011, the date the Plan was approved by the Company’s stockholders.

2.14.           “Exchange Act”  means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.15.           “Fair Market Value”  of a share of Common Stock as of a particular date shall mean (1) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (2) if the shares of Common Stock are not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (3) if the shares of Common Stock are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion (but in any event not less than fair market value within the meaning of Section 409A).

2.16.           “Family Member”  means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.17.           “Full-Value Award”  means an Award of Restricted Stock, Restricted Stock Units or Other Stock-based Award with a per share price or per unit purchase price lower than 100% of Fair Market Value on the date of grant.

2.18.            “Grant Date”  means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.19.           “Grantee”  means a person who receives or holds an Award under the Plan.

2.20.           “Incentive Stock Option”  means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.21.            “Non-qualified Stock Option”  means an Option that is not an Incentive Stock Option.

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2.22.           “Option”  means an option to purchase one or more shares of Stock pursuant to the Plan.

2.23.           “Option Price”  means the exercise price for each share of Stock subject to an Option.

2.24.           “Other Stock-based Awards”  means Awards consisting of Stock units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock.

2.25.            “Performance Award”  means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period of from one (1) to five (5) years.

2.26.           “Plan”  means this Tri-Valley Corporation 2011 Omnibus Long-Term Incentive Plan, as amended from time to time.

2.27.           “Purchase Price”  means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

2.28.           “Predecessor Plan”  means the Company’s 2005 Stock Option and Incentive Plan and .

2.29.            “Restricted Stock”  means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.30.           “Restricted Stock Unit”  means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.31.           “SAR Exercise Price”  means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.32.           “SEC”  means the United States Securities and Exchange Commission.

2.33.           “Section 409A”  mean Section 409A of the Code and all formal guidance and regulations promulgated thereunder.

2.34.           “Securities Act”  means the Securities Act of 1933, as now in effect or as hereafter amended.

2.35.           “Separation from Service”  means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.36.           “Service”  means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

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2.37.           “Service Provider”  means an employee, officer, non-employee member of the Board, consultant or advisor of the Company or an Affiliate.

2.38.           “Stock Appreciation Right”  or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.39.           “Subsidiary”  means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.40.           “Substitute Award”  means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.

2.41.           “Ten Percent Stockholder”  means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.42.           “Termination Date”  means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

2.43.           “Transaction”  shall have the meaning set forth in Section 15.2.

3.             ADMINISTRATION OF THE PLAN

3.1.           General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated.  Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan.  The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed.  The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

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(i) designate Grantees;

(ii) determine the type or types of Awards to be made to a Grantee;

(iii) determine the number of shares of Stock to be subject to an Award;

(iv) establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v) prescribe the form of each Award Agreement; and

(vi) amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including without limitation the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees.  To the extent that the Board delegates its authority to make Awards as provided by this Section, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate.  Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board.

3.2.           Restrictions; No Repricing.

Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR that causes the Option or SAR to become subject to Section 409A, without the Grantee’s written prior approval.  Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s stockholders.  For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (A) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (B) any other action that is treated as a “repricing” under generally accepted accounting principles; and (C) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15.  A cancellation and exchange under clause (C) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

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3.3.            Award Agreements.

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement.  The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee.  Furthermore, the Company may annul an Award if the Grantee is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable.

If any of the Company's financial statements are required to be restated, the Company may recover all or a portion of any Award made to any Grantee with respect to any fiscal year of the Company the financial results of which are negatively affected by such restatement. The amount to be recovered shall be the amount, as determined by the Committee, by which the affected Award exceeds the amount that would have been payable had the financial statements been initially filed as restated.  In no event shall the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law.

3.4.           Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.5.           No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6.           Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.             STOCK SUBJECT TO THE PLAN

4.1.           Authorized Number of Shares

Subject to adjustment under Section 15, the aggregate number of shares of Common Stock that may be initially issued pursuant to the Plan is 7,000,000 shares.  No new awards shall be granted under the Predecessor Plan following the Effective Date.   All 7,000,000 of such shares of Common Stock available for issuance under the Plan shall be available for issuance under Incentive Stock Options.  Shares issued under the Plan may consist in whole or in part of

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authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.   The maximum number of each type of Award (other than cash-based Performance Awards) intended to constitute “performance-based compensation” under Code Section 162(m) granted to any Grantee in any thirty-six (36) month period shall not exceed the following: Options 7,000,000; SARs: 7,000,000; Restricted Stock: 7,000,000; Restricted Stock Units: 7,000,000; and Other Stock-based Performance Awards: 7,000,000.

4.2.           Share Counting

Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan.  If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.  Shares of Common Stock underlying any outstanding stock option or other Award granted under the Predecessor Plan or any other predecessor employee stock plan or agreement of the Company that is forfeited, terminated or cancelled for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan.  If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan. If shares of Common Stock issuable upon exercise, vesting or settlement of an Award, or shares of Common Stock owned by a Grantee (which are not subject to any pledge or other security interest), are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered shares of Common Stock shall again become available for issuance under the Plan.  In addition, in the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

5.             EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.           Term.

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders.  The Plan shall terminate automatically on the ten (10) year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.           Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements.  Notwithstanding the foregoing, any amendment to Section 3.2 shall be contingent upon the approval of the Company’s stockholders.  No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards.  No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

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6.             AWARD ELIGIBILITY AND LIMITATIONS

6.1.           Service Providers.

Subject to this Section, Awards may be made to any Service Provider, including any Service Provider who is an officer, non-employee member of the Board, consultant or advisor of the Company or of any Affiliate, as the Board shall determine and designate from time to time in its discretion.

6.2.           Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.           Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2, the board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.             AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine.  Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice.  Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

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8.             TERMS AND CONDITIONS OF OPTIONS

8.1.           Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date.  In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.           Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

8.3.           Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4.           Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5.           Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares.  To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

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8.6.           Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 15 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7.           Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.8.           Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.             TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.           Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for an SAR shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a share of Stock on that date.  SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR.

9.2.           Other Terms.

The Board shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

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9.3.           Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

9.4.           Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

(i) the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

(ii) the number of shares of Stock with respect to which the SAR is exercised.

10.          TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1.           Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “restricted period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 12.1 and 12.2. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different restricted period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other applicable restrictions.

10.2.           Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3.           Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

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10.4.           Rights of Holders of Restricted Stock Units.

10.4.1.                 Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified in Section 17.9.1 for short term deferrals or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2.                 Voting and Dividend Rights.

Unless otherwise stated in the applicable Award Agreement, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

10.4.3.                 Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5.           Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

10.6.           Delivery of Stock.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.          FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1.           General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

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11.2.           Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender.  Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

11.3.           Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

11.4.           Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12.          TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1.           Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Section 12.2 hereof in the case of a Performance Award intended to qualify under Code Section 162(m).

12.2.           Performance Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 12.2.

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12.2.1.                 Performance Goals Generally.

The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12.2.  Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards.  Performance goals may, in the discretion of the Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable.  Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices).  Measurement of performance goals may exclude (in the discretion of the Committee) the impact of charges for restructuring, discontinued operations, extraordinary items, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings).  Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

12.2.2.                 Business Criteria.

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: net sales; revenue; revenue growth; operating income (before or after taxes); pre-or after-tax income (before or after allocation of corporate overhead and bonuses; net earnings; earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of, share price; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reduction in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins; gross margins or cash margin; year-end cash; debt reductions; shareholder equity; regulatory performance; implementation, completion or attainment of measurable objectives with respect to research, development, projects and recruiting and maintaining personnel, and any other business criteria established by the Committee.

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12.2.3.                 Timing for Establishing Performance Goals.

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

12.2.4.                 Settlement of Performance Awards; Other Terms.

Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.  The maximum amount of each cash-based Performance Award intended to constitute “performance-based compensation” under Code Section 162(m) granted to any Grantee in any twelve (12) month period shall not exceed $5,000,000.

12.3.           Written Determinations.

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m) to the extent required by Code Section 162(m). To the extent permitted by Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards.

12.4.           Status of Section 12.2 Awards under Code Section 162(m).

It is the intent of the Company that Performance Awards under Section 12.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

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13.          OTHER STOCK-BASED AWARDS

13.1.           Grant of Other Stock-based Awards.

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards under the Plan.  Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company, including without limitation, the Company’s incentive compensation plan.  Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards.  Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

13.2.           Terms of Other Stock-based Awards.

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

14.          REQUIREMENTS OF LAW

14.1.           General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities

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covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

14.2.           Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.          EFFECT OF CHANGES IN CAPITALIZATION

15.1.           Changes in Stock.

If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Options and Other Stock-based Awards may be made under the Plan (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

15.2.           Effect of Certain Transactions.

Except as otherwise provided in an Award Agreement and subject to the provisions of Section 15.3, in the event of (a) the liquidation or dissolution of the Company or (b) a reorganization, merger, exchange or consolidation of the Company or involving the shares of Common Stock (a “Transaction”), the Plan and the Awards issued hereunder shall continue in

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effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Transaction in respect of a share of Common stock; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Transaction.  Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 15.2 in connection with a Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Transaction as long as, at the election of the Committee, (i) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Transaction to exercise the Options or SARs (whether or not they were otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Option Price or SAR Exercise Price, as applicable.  For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore.  The treatment of any Award as provided in this Section 15.2 shall be conclusively presumed to be appropriate for purposes of Section 15.1.

15.3.           Change in Control

15.3.1.                 Consequences of a Change in Control

The Board shall determine the effect of a Change in Control upon Awards, and such effect may be set forth in the appropriate Award Agreement.  Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Change in Control, including, but not limited to, accelerated vesting, termination or assumption. The Board may also provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 15.1 and 15.2.

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15.3.2.                 Change in Control Defined

 “Change in Control” means:

(1)
Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 15.3.2, the following acquisitions shall not constitute a Change of Control:  (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company, or (iv) any acquisition pursuant to a transaction that complies with clauses (A), (B) or (C) in paragraph (3) of this definition.

(2)
Individuals who, as of the Effective Date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(3)
Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of

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the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(4)	Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and the Change in Control, is a “payment event” under Section 409A for such Award, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

15.4.           Adjustments

Adjustments under this Section 15 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

16.          NO LIMITATIONS ON COMPANY

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17.          TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

17.1.           Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to

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increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

17.2.           Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

17.3.           Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award.  At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

17.4.           Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

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17.5.           Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.  In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.

17.6.           Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

17.7.           Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.8.           Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law, and applicable Federal law.

17.9.           Section 409A.

17.9.1.                 Short-Term Deferrals.

For each Award intended to comply with the short-term deferral exception provided for under Section 409A, the related Award Agreement shall provide that such Award shall be paid out by the later of (i) the 15th day of the third month following the Grantee’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture.

17.9.2.                 General Compliance.

To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain deferred compensation arrangements pursuant to Section 409A as a result of any provision of any Award, to the extent permitted by Section 409A, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The Board shall determine the nature and scope of such amendment. To the extent required by Section 409A, any payment under the Plan made in connection with the Separation from Service of a “specified employee” (within the meaning of Section 409A) of an Award that is deferred compensation that is subject to Section 409A shall not be made earlier than six (6) months after the date of such Separation from Service.

23

17.10.           Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement.  Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

17.11.           Transferability of Awards.

17.11.1.                 Transfers in General.

Except as provided in Section 17.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

17.11.2.                 Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.11.2 or by will or the laws of descent and distribution.

17.12.           Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award under this Plan may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award.  The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement.  Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to shareholders, as determined in the sole discretion of the Committee.  Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Performance Award be payable before the Performance Award has become earned and payable.

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TRI-VALLEY CORPORATION 4550 CALIFORNIA AVE. SUITE 600 BAKERSFIELD, CA 93309
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKSBELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except
1. Election of Directors	0	0	0

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Paul W. Bateman 02 Edward M. Gabriel 03 G. Thomas Gamble 04 Henry Lowenstein 05 Loren J. Miller

The Board of Directors recommends you vote FOR the following proposal(s):

	For	Against	Abstain
2. To approve the 2011 Omnibus Long-Term Incentive Plan.	0	0	0
3. To ratify the selection of Brown Armstrong Accountancy Corporation as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011.	0	0	0
4. To vote in the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof.	0	0	0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000068332 1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

TRI-VALLEY CORPORATION
Annual Meeting of Stockholders
June 3, 2011, 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Tri-Valley Corporation (the "Company") to be held on June 3, 2011, at 10:00 a.m., Pacific Time, at The Four Points Sheraton, 5101 California Avenue,, Bakersfield, California 93309, and the Proxy Statement in connection therewith, and hereby nominates, constitutes and appoints Maston N. Cunningham and John E. Durbin, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution and revocation, for and in the name, place, and stead of the undersigned, to vote all stock of the Company which the undersigned is entitled to represent and vote at said Annual Meeting or at any adjournment thereof, and the undersigned directs that his proxy be voted as specified on the reverse side.

Whether or not you plan to attend the Annual Meeting and regardless of the number of shares owned, please date, sign, and return this proxy card in the enclosed envelope (which requires no postage if mailed in the United States).

Continued and to be signed on reverse side

0000068332_2 R2.09.05.010